POWER OF ATTORNEY

	Know all by these
presents, that, for good
and valuable consideration,
the sufficiency and receipt
of which are hereby
acknowledged, the
undersigned hereby
constitutes and appoints
each of Bruce R. DeBoer and
Correne S. Loeffler, and
any of their substitutes,
signing singly, the
undersigned's true and
lawful attorney-in-fact to:

      (1)	execute for and on
behalf of the undersigned
(in accordance with Section
16(a) of the Securities and
Exchange Act of 1934, as
amended, and the rules
thereunder (the "Exchange
Act")), in the
undersigned's capacity as
an officer and/or director
of Whiting Petroleum
Corporation, a Delaware
corporation (the
"Company"), any and all
Forms 3, 4 and/or 5, and
any amendments thereto,
that are necessary or
advisable for the
undersigned to file under
Section 16(a)
(collectively,
"Documents");

      (2)	do and perform any
and all acts for and on
behalf of the undersigned
that may be necessary or
desirable to complete and
execute any such Documents
and timely file such
Documents with the United
States Securities and
Exchange Commission and any
stock exchange or similar
authority; and

      (3)	take any other
action of any type
whatsoever in connection
with the foregoing which,
in the opinion of such
attorney-in-fact, may be of
benefit to, in the best
interest of, or legally
required by, the
undersigned, it being
understood that the
documents executed by such
attorney-in-fact on behalf
of the undersigned pursuant
to this Power of Attorney
shall be in such form and
shall contain such terms
and conditions as such
attorney-in-fact may
approve in such attorney-
in-fact's discretion.

      The undersigned hereby
grants to each such
attorney-in-fact full power
and authority to do and
perform any and every act
and thing whatsoever
requisite, necessary or
proper to be done in the
exercise of any of the
rights and powers herein
granted, as fully to all
intents and purposes as the
undersigned might or could
do if personally present,
with full power of
substitution or revocation,
hereby ratifying and
confirming all that each
such attorney-in-fact (or
such attorney-in-fact's
substitute or substitutes)
shall lawfully do or cause
to be done by virtue of
this power of attorney and
the rights and powers
herein granted.  The
undersigned acknowledges
that each attorney-in-fact,
in serving in such capacity
at the request of the
undersigned, is not
assuming, nor is such
attorney-in-fact's
substitute or substitutes
or the Company assuming,
any of the undersigned's
responsibilities to comply
with the Exchange Act.  The
undersigned agrees to
defend and hold harmless
each attorney-in-fact (and
such attorney-in-fact's
substitute or substitutes)
from and against any and
all loss, damage or
liability that such
attorney-in-fact may
sustain as a result of any
action taken in good faith
hereunder.

      This Power of Attorney
shall remain in full force
and effect until the
undersigned is no longer
required to file Documents
with respect to the
undersigned's holdings of
and transactions in
securities issued by the
Company, unless earlier
revoked by the undersigned
in a signed writing
delivered to each of the
foregoing attorneys-in-
fact.

      IN WITNESS WHEREOF,
the undersigned has caused
this Power of Attorney to
be executed as of this 1st
day of September, 2019.



	_______________________
________________

	Michael G. Hutchinson